SECURED PROMISSORY NOTE 2

$3,100,000                                  San Jose, California
                                            February 15, 1995

      FOR VALUE RECEIVED, the undersigned, OAKRIDGE ASSOCIATES, a California general partnership the "Undersigned"), hereby promises to pay to the order of PRINCIPAL MUTUAL LIFE INSURANCE COMPANY, an Iowa corporation ("Obligee'" hereinafter used to refer to Principal Mutual Life Insurance Company or to its successors, assigns or subsequent holders, as the case may be) at the Home Office of Obligee at 711 High Street, Des Moines, Iowa 50392 or at such other place as Obligee may designate, the principal sum of THREE MILLION ONE HUNDRED AND 00/100 DOLLARS ($3,100,000) or so much thereof as shall from time to time have been advanced, together with interest on the unpaid balance of said sum from February 15, 1995 at an interest rate per annum (the "Initial Interest Rate") equal to Nine and Nineteen Hundredths percent (9.19%) per annum, computed on the basis of a 360-day year composed of twelve 30-day months, in installments as follows:

      Beginning on March 1, 1995, principal and interest shall be due and payable if not sooner paid in installments of THIRTY-FIVE THOUSAND SIX HUNDRED AND 49/100 DOLLARS ($35,611.49), with an installment in a like amount due and payable on the same day of each month thereafter until said principal and interest are fully paid, except that all remaining principal and interest shall be due and payable on February 1, 2004 (the "Maturity Date"). The foregoing is subject to adjustment as provided in this Note. Each installment shall be credited first upon interest then accrued and the remainder upon principal, and interest shall cease to accrue upon principal so credited. If on the date of the first installment, interest is accrued for more or less than one installment period, the amount of said installment shall be increased or decreased by the amount that the interest accrued exceeds or is less than the interest for one installment period based on the actual number of days elapsed to the date of said installment.

All principal and interest shall be paid in lawful money of the United States of America, by wire transfer of immediately available funds to Obligee at Norwest Bank, Iowa, N.A., 7th and Walnut Streets, Des Moines, Iowa 50304 for credit to Principal Mutual Life Insurance Company, Account No. 7069975, re Loan No. D 750502, with reference to the Undersigned. The term the "Other Note" as used herein shall mean that certain Secured Promissory Note of even date herewith given by the Undersigned to Obligee. Any default by the Undersigned under the Other Note shall constitute a default under this Note.

      1. As security for the payment of the moneys owing hereon and on the Other Note (sometimes referred to as the "Loan"), the Undersigned has executed and delivered to Obligee a deed of trust, assignment of rents, security agreement and fixture filing, of even date herewith (the "Deed of Trust"), on land located in the City of San Jose, County of Santa Clara, State of California, commonly referred to as Oakridge Mall (the "Mortgaged Premises"), and an assignment of leases and rents, of even date herewith (the "Assignment"). In addition Obligee and the Undersigned have entered into a Construction Loan Agreement, of even date herewith (the "Construction Loan Agreement"). Any Event of Default under and as defined in the Deed of Trust, the Assignment or the Construction Loan Agreement (which covenants and conditions are made a part hereof as though set forth herein at length), shall be an Event of Default under this Note. The Deed of Trust, the Assignment, the Construction Loan Agreement, this note and the Other Note, together with any other instrument executed as of the date hereof or in the future by the Undersigned and delivered by the Undersigned to Obligee which by its terms further secures this Note, as any of the same may be amended or modified by a written agreement executed by both Obligor and Obligee, are herein referred to as the "Loan Documents."

      2.   The following provisions relate to interest rate adjustment:

           (a) The monthly payments of principal and interest described above are based on the annual interest rate of 9.19% and a 12-year amortization schedule, and shall be due and payable through and including February 1, 1998.

           (b) Obligee shall adjust the interest rate to be in effect on February 1, 1998 and continuing to January 31, 2001 (the "First Adjusted Rate"). Obligee shall notify you in writing of the Three Year U.S. Treasury Issue ("Treasury Issue I") as then shown on the Telerate Financial Information Network System (the "System") or, if the System is no longer in operation, as shown in an equivalent reporting service and the basis point spread established by Obligee (the "Point Spread I") to be used in the calculation of the First Adjusted Rate, no later than August 1, 1997. If the Undersigned accepts Point Spread I, then the Undersigned shall notify Obligee in writing of its acceptance of Point Spread I and pay to Obligee a $1,000 transaction fee (the "Transaction Fee") no later than September 1, 1997. If Obligee shall not have received written acceptance and the Transaction Fee on or before September 1, 1997, the indebtedness hereunder shall become due and payable in full without the Premium (as hereinafter defined) or any other penalty or premium on February 1, 1998. In the event Obligee shall have received the Undersigned's written acceptance and the transaction fee as specified herein, the Undersigned shall notify Obligee in writing of the date on which to establish the First Adjusted Rate, which selection date shall be subject to Obligee's approval and shall comply with the following: the selection date shall not be prior to November 1, 1997; shall note be earlier than the date on which notice is provided to Obligee; and shall be no later than December 15, 1997 ("Selection Date I). If Obligee shall not have received the Undersigned's notice of selection before December 15, 1997, Obligee shall establish the First Adjusted Rate on December 15, 1997, using the then current yield in effect on Treasury Issue I as of December 15, 1997 plus point Spread I rounded up to the nearest 1/1000 of 1%, Obligee shall notify the Undersigned in writing of the First Adjusted Rate by January 15, 1998 and such rate shall be effective on February 1, 1998. If the Undersigned shall not have received such notice by January 15, 1998, it shall promptly notify Obligee who, in response thereto, will notify the Undersigned and the revised rate shall be effective on February 1, 1998. In the event Obligee shall have received the Undersigned's notice of the selection date as specified herein, the First Adjusted Rate shall be established on the selection date as specified in the Undersigned's notice and shall be equal to the yield on U.S. Treasury I which is in effect at the close of business on the date specified plus Point Spread I, and rounded up to the nearest 1/100 of 1%; and shall become effective on February 1, 1998. For the purposes of notice of selection, Obligee will accept a telecopy notice of selection at (515) 248-8090 or telephone notice at (515) 246-7584 followed by an overnight delivered written notice of selection, sent in accordance with the notice provisions of the Deed of Trust. The monthly payments of principal and interest commencing March 1, 1998 and continuing through February 1, 2001, shall be determined using the First Adjusted Rate and a nine-year amortization schedule.

           (c) Obligee shall adjust the interest rate to be in effect on February 1, 2001, and continuing to maturity (the "Second Adjusted Rate"). Obligee shall notify the Undersigned in writing of the Three Year U.S. Treasury Issue ("Treasury Issue II") as then shown on the System or, if the System is no longer in operation, as shown in an equivalent reporting service and the basis point spread established by Obligee ("Point Spread II") to be used in the calculation of the Second Adjusted Rate no later than August 1, 2000. If the Undersigned accepts Point Spread II, then the Undersigned shall notify Obligee in writing of its acceptance of Point Spread II and pay to Obligee the Transaction Fee no later than September 1, 2000. If Obligee shall not have received written acceptance and the Transaction Fee on or before September 1, 2000, the indebtedness hereunder shall become due and payable in full without the Premium or other penalty or premium on February 1, 2001. In the event Obligee shall have received the Undersigned's written acceptance and the Transaction Fee, the Undersigned shall notify Obligee in writing of the date on which to establish the Second Adjusted Rate, which selection date shall be subject to Obligee's approval and shall comply with the following: the date selected shall not be prior to November 1, 2000; shall not be earlier than the date on which notice is provided to Obligee and shall be no later than December 15, 2000 ("Selection Date II"). If Obligee shall not have received the Undersigned's notice of selection before December 15, 2000, Oblegee shall establish the Second Adjusted Rate on December 15, 2000 using the then current yield in effect as of November 15, 2000 on Treasury Issue II and Point Spread II rounded up to the nearest 1/1000 of 1%, Obligee shall notify the Undersigned in writing of the Second Adjusted Rate by January 15, 2001, and such rate shall be effective on February 1, 2001. If the Undersigned shall not have received such notice by January 15, 2001, it shall promptly notify Obligee of same, who in response thereto will notify the Undersigned and the revised rate shall be effective on February 1, 2001. In the event Obligee shall have received the Undersigned's notice of selection date as specified herein, the Second Adjusted Rate shall be established on Selection Date II specified in the Undersigned's notice and shall be equal to the yield on U.S. Treasury II which is in effect at the close of business on the date specified plus Point Spread II, and rounded up to the nearest 1/1000 of 1%; and shall become effective on February 1, 2001. For the purposes of notice of selection, Obligee will accept a telecopy notice of selection at (515) 248-8090 or telephone notice at (515) 246-7584 followed by an overnight delivered written notice of selection, sent in accordance with the notice provisions of the Deed of Trust. The monthly payments of principal and interest commencing February 1, 2001, and continuing to the Maturity Date shall be determined using the Second Adjusted Rate and a six-year amortization schedule.

           Notwithstanding the foregoing , (i) the First Adjusted Rate shall be the same for this Note and the Other Note and (ii) the Second Adjusted Rate shall be the same for this Note and the Other Note.

           (d) In the event the Undersigned accepts the First Adjusted Interest Rate or the Second Adjusted Interest Rate, as applicable, the Undersigned is required to provide Obligee, at the Undersigned's expense, an endorsement updating the ALTA standard loan title policy issued in connection with the making of the Loan (or, if such endorsement is not obtainable, a new ALTA standard loan policy) for the amount of the then outstanding principal amount of the Loan, in form and by an issuer reasonably satisfactory to Obligee at the time of the applicable rate adjustment. The endorsement or policy, as applicable, shall insure the Deed of Trust at the First Adjusted Rate or the Second Adjusted Rate, as applicable, to be a first lien on the Mortgaged Premises, subject only to those exceptions which were previously approved by Obligee and additional permitted exceptions and shall provide coverage against mechanics' liens and usury (provided, however, that, in lieu of obtaining a usury endorsement, the Undersigned may provide an opinion of counsel satisfactory to Obligee that the First Adjusted Rate or Second Adjusted Rate, as applicable, does not violate the usury laws of the State of California).

      3. No privilege is reserved by the Undersigned to prepay any principal of this Note prior to the Maturity Date except in the following instances and provided there is paid all principal and interest to the date of payment under this Note, along with all sums, amounts, advances or changes due under all Loan Documents and further provided that the Undersigned simultaneously prepays the Other Note, in whole or in part, as applicable, as provided thereon. In those instances under this Note in which the premium described in paragraph 4 shall apply (the "Premium"), it shall apply notwithstanding any Event of Default by the Undersigned and acceleration of the Loan by Obligee.

           (a) In the event Obligee shall notify the Undersigned of the Point Spread I and Obligee shall not have received the Undersigned's written acceptance and the Transaction Fee as provided in paragraph 2 of this Note, this Note shall become due and payable in full, without the Premium, including accrued and unpaid interest at the date of prepayment, on February 1, 1998.

           (b) In the event Obligee shall notify the Undersigned of the Point Spread II and Obligee shall not have received the Undersigned's written acceptance and the Transaction Fee as provided in paragraph 2 of the Note, this Note shall become due and payable in full, without the Premium, including accrued and unpaid interest to the date of prepayment, on February 1, 2001.

           (c) The Undersigned shall have the privilege, at its option, to prepay this Note in full, including accrued and unpaid interest to the date of prepayment, together with the Premium, commencing March 1, 1995, and continuing through February 1, 2004, upon 60 days' prior written notice to Obligee.

           (d) Notwithstanding subparagraph (c) above, the Undersigned shall have the privilege, at its option, to prepay this Note in full, including accrued and unpaid interest to the date of prepayment, without the Premium, during the periods commencing December 1, 1997, and continuing to February 1, 1998, and commencing on December 1, 2000, and continuing through the Maturity Date, upon 60 days' prior written notice to Obligee.

           (e) Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing and provided that Obligee receives the Undersigned's written request for an extension no later than 30 days prior to (i) February 1, 1998 (if the Undersigned has not accepted the First Adjusted Rate) or (ii) February 1, 2001 (if the Undersigned has not accepted the Second Adjusted Rate), as applicable, and provided, further, that such request for an extension is accompanied by the Undersigned's notification of the date on which to establish the First Adjusted Rate or Second Adjusted Rate, as applicable (solely for the purpose of establishing the extension interest rate as set forth below), Obligee shall grant to the undersigned a six-month extension of the date on which the Loan is to be repaid, subject to Obligee's receipt, on the regularly scheduled installment payment dates during such period, of payments of principal and interest (based on a nine-year amortization schedule for the extension following on February 1, 1998 and a six-year amortization schedule for the extension following February 1, 2001). During such extension periods, the applicable interest rate shall be the greater of (I) the then current interest rate on this Note (which, in the case of an extension period following February 1, 1998, shall be the Initial Interest Rate and, in the case of the extension period following February, 1, 2001, shall be the First Adjusted Rate) (II) an adjusted interest rate established by Obligee (which, in the case of an extension period following February 1, 1998, shall be the First Adjusted Rate and, in the case of an extension period following February 1, 2001, shall be the Second Adjusted Interest Rate) and
(III) an interest rate per annum equal to 200 basis points over the then current yield in effect for the six-month U.S. Treasury selected by Obligee; provided, however, that the Undersigned shall be entitled to prepay this Note in full without the Premium at any time during such extension period upon 60 days' prior written notice to Obligee.

      4. The make whole premium (the "Premium") shall be the greater of one percent (1%) of the principal amount to be prepaid or a premium calculated as follows:

           (1) Determine the "Reinvestment Yield." The Reinvestment Yield will be equal to the yield on the respective U.S. Treasury Issue (the "primary issue") for the appropriate prepayment period as indicated in the table below, published two weeks prior to the date of prepayment and converted to an equivalent monthly compounded nominal yield, plus 50 basis points;

           (2) Calculate the "Present Value of the Note." The Present Value of the Note is the present value of the payments to be made in accordance with this Note (all installment payments to (i) for the first two prepayment periods, the day following the last day of the applicable prepayment period or (ii) in the case of the last prepayment period, the Maturity Date, in each case as indicated in the table below, plus any principal which would be outstanding and any remaining payments due on such date) discounted at the Reinvestment Yield for the number of months remaining from the date of prepayment to the last day of the applicable period;

           (3) Subtract the amount of the prepaid proceeds from the Present Value of the Note as of the date of prepayment. Any positive differential shall be the Premium.

                                TABLE

U.S. TREASURY ISSUE                         PREPAYMENT PERIOD

                                 From                 To

5 1/8%     March 1998            The date hereof      January 31,
1998

7 3/4%     February 2001         February 1, 1998     January 31,
2001

5 7/8%     February 2004         February 1, 2001     Maturity Date

(a) In the event there is no market activity involving the primary issue at the time of prepayment, the Obligee shall choose a comparable Treasury Bond, Note or Bill (the "secondary issue") which Obligee deems to be similar to the primary issues' characteristics (i.e., rate, remaining time to maturity, yield).

(b) In the event of a partial payment, (i) the Present Value of this Note shall be calculated in accordance with subparagraph (2) above multiplied by the fraction which results from dividing the amount of the prepayment by the outstanding principal amount immediately prior to prepayment and (ii) the prepaid proceeds shall be applied pro rata to the prepayment of this Note and the Other Note. All prepayments shall be made on a regular installment date in multiples of $1,000, and shall be first applied to any payments in inverse order due and not defer the due date of any payments.

      5. The Undersigned agrees that, if Obligee accelerates the whole or any part of the principal sum evidenced hereby pursuant to paragraph 7 hereof, or applies any escrowed funds pursuant to the Construction Loan Agreement or applies any proceeds to the payment of this Note as if such application had been made as a result of such acceleration pursuant to the provisions of the Deed of Trust, the Undersigned waives any right to prepay said principal sum in whole or in part without premium and agrees to pay, as liquidated damages and not as a penalty, the "Default Premium," which shall be calculated in accordance with paragraph 4 of this Note (except that, in determining the Reinvestment Yield pursuant to subparagraph (2) thereof, 50 basis points shall not be added to the primary issue), on the amount accelerated or applied, as the case may be. By placing its initials in the spaces hereinafter provided, the Undersigned expressly (i) acknowledges that Obligee is entitled to be paid the Default Premium when it accelerates the maturity of this Note upon an Event of Default, including, without limitation, an Event of Default occasioned by the Undersigned's conveyance of any right, title or interest in the Mortgaged Premises in violation of the terms of paragraph 1(1) of the Deed of Trust and waives the right to prepay without the Default Premium in such circumstances and (ii) acknowledges that the Default Premium constitutes a material inducement to Obligee to enter into the Loan and is supported by adequate consideration.

      INITIAL HERE:
                   ----------------------------------

      Notwithstanding anything contained in this Note to the contrary, Obligee shall at all times be entitled to enforce all of its rights under the Loan Documents, including, without limitation, the right, as hereinafter set forth, to have interest accrue at the Default Rate (as hereinafter defined) upon the occurrence and continuance of an Event of Default.

      6. If any payment of principal, interest or premium is not made when due, damages will be incurred by Obligee, including additional expense in handling overdue payments, the amount of which is difficult and impractical to ascertain. The Undersigned therefore agrees to pay, upon demand, the sum of four cents ($.04) for each one dollar ($1.00) of each said payment which becomes overdue as a reasonable estimate of the amount of said damages, subject, however, to the limitations contained in the second immediately succeeding paragraph. Notwithstanding the foregoing, Obligee agrees to waive the requirement for receipt of a late payment fee no more than once during each 12 month period that the Loan remains outstanding provided that, upon receipt by any of the following representatives of the
Undersigned: Wendy Godoy, Aubrey MacLean, Paul Christman or Laurie Sneve or their respective successors as designated in a writing delivered to Obligee of telephonic notice at (619) 546-1001 of the overdue payment, such payment is in possession of Obligee no later than the immediately following business day.

      7. If any default in the payment of principal, interest or premium under this Note is not cured within 10 days following written notice of said default or if any Event of Default has occurred or is continuing under any Loan Document, the entire principal balance, interest then accrued, and Default Premium, whether or not otherwise then due, shall, at the option of Obligee, become immediately due and payable without demand or notice. Whether or not Obligee has exercised said option, interest shall accrue on the entire principal balance, interest then accrued, and Default Premium then due, at a rate equal to the lesser of (i) four percent (4%) per annum above the then applicable rate of interest payable under this Note or (ii) the maximum rate allowed by applicable law until fully paid or, if Obligee has not exercised said option, for the duration of such Event of Default.

      8. Notwithstanding anything herein or in any instrument by which this Note may be secured to the contrary, no provision contained herein or therein which purports to obligate the Undersigned to pay any amount of interest or any fees, costs or expenses which are in excess of the maximum permitted by applicable law, shall be effective to the extent it calls for the payment of any interest or other amount in excess of such maximum. Any such excess shall, at the option of Obligee, either be paid to the Undersigned or be credited to principal. All agreements between the Undersigned and Obligee with respect to the Loan, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand for payment or acceleration of the maturity hereof or otherwise, shall the interest contracted for, charged or received by Obligee exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the Obligee in excess of the maximum lawful amount, the interest payable to Obligee shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance Obligee shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall, at the option of Obligee, be applied to the reduction of the principal hereof without premium and not to the payment of interest or, if such excessive interest exceeds the unpaid principal balance hereof, such excess shall be refunded to the Undersigned. This paragraph shall control all agreements between the Undersigned and Obligee with respect to the Loan.

      9. Except as otherwise expressly set forth herein, the Undersigned and any endorsers or guarantors waive presentment, protest and demand, notice of protest, demand and dishonor and nonpayment, and notice of default, notice of intent to accelerate maturity and notice of acceleration of maturity and agree the due date of this Note or any installment may be extended without affecting any liability hereunder, and further promises to pay all reasonable costs and expenses, including reasonable attorneys' fees, incurred by Obligee in connection with any default, Event of Default, or in any judicial proceeding to interpret and/or enforce any provision of this Note or any instrument by which it is secured.

      10. No release of the Undersigned from liability hereunder shall release any other maker, endorser or guarantor hereof.

      11. This Note and the Other Note are secured by the Loan Documents, creating among other things legal and valid encumbrances on and an assignment of all of the Undersigned's interest in any leases of the Mortgaged Premises. Terms used herein which are defined in such Loan Documents and not otherwise defined herein have the same definition as in such instruments and agreements. In no event shall the Loan Documents be construed inconsistently with the terms of this Note and, in the event of any discrepancy between any Loan Document and this Note, the terms hereof shall govern. The proceeds of this Note are to be used for business, commercial, investment or other similar purposes, and no portion thereof will be used for any personal, family or household use.

      12. Anything in this Note of any other Loan Document or any instrument or certificate executed in connection therewith or Sections
726.5 or 736 of the California Code of Civil Procedure, to the contrary notwithstanding, the Undersigned and the Other Holders (as hereinafter defined) (collectively, the "Exculpated Parties") shall have no personal liability directly or indirectly for the payment of any principal, interest or premium due under this Note or the performance of any other obligation under the Loan Documents or any liability under Sections 726.5 or 736 of the California Code of Civil Procedure, and Obligee shall not seek any deficiency judgement against the Exculpated Parties or make any resort therefor to any property of the Exculpated Parties other than the Mortgaged Premises and the rents, issues, proceeds and profits thereof. Without limiting the foregoing, for the purposes of this paragraph 12 (including subparagraph (a) hereof), neither the negative capital account of any Partner (as hereinafter defined) nor any obligation of any Partner to restore a negative capital account or to contribute capital to the Undersigned or to any Other Holder shall at any time be deemed to be the property or an asset of the Undersigned or any such Other Holder (and neither Obligee nor any of its successors or assigns shall have any right to collect, enforce or proceed against or with respect to any such negative capital account or partner's obligation to restore or contribute). For the purposes of the foregoing, "Other Holders" shall mean: (i) any present or future limited or general partner in, or agent of, the Undersigned or any present or future limited or general partner in any partnership that has or acquires a direct or indirect interest (through any one or more partnerships) in the Undersigned ("Partner") or any principal, shareholder, officer, controlling person, affiliate, director, employee, trustee, beneficiary, real estate investment advisor or other similar fiduciary or agent of an entity that has or acquires a direct or indirect partnership interest in the Undersigned as described in item (i) above. For the purposes of the following, "misapplication" shall mean the use of the amounts in question for a purpose other than fixed or operating expenses, capital expenditures or debt service with respect to the Mortgaged Premises.

           (a) Notwithstanding the foregoing, the provisions of this paragraph 12 shall not:

                 (i) limit or impair the Undersigned's liability for (x) "Cost Overruns" (as defined in paragraph 5 of Section II of the Construction Loan Agreement) but subject to the limitations set forth therein or (y) its obligations under the Environmental Indemnity Agreement, dated as of the date hereof (the "Environmental Indemnity"), from the Undersigned to Obligee, the environmental indemnity contained in subparagraph 1 (p) of the Deed of Trust and Sections 726.5 and 736 of the California Code of Civil Procedure; provided, however, that in each case the recourse of Obligee shall be limited solely to the assets of the Undersigned (including, but not limited to, the Mortgaged Premises);

                 (ii) limit or impair the lien or enforcement of the Deed of Trust and any other Loan Document or the right of Obligee to collect all sums due hereunder or thereunder except as expressly limited by this paragraph;

                 (iii) cause the failure of the Undersigned to make all payments of principal, interest and premium or to perform any obligation under the Deed of Trust and any other Loan Document within the time periods provided herein or therein from being an Event of Default thereunder;

                 (iv) limit the Undersigned's personal liability, or impair the right of Obligee to bring suit against any Exculpated Party (except for any limited partner of a Partner), for:

                      (1) misapplication of any rents (including prepaid rents or other similar sums) or other income from the Mortgaged Premises during such time as Event of Default has occurred and is continuing;

                      (2) any misappropriation of security deposits or reserve accounts (i.e., to the extent not applied in accordance with the applicable leases);

                      (3) misappropriation of any insurance or condemnation proceeds; and/or

                      (4) any misapplication, following the occurrence of an Event of Default, of any other sums paid in connection with the Mortgaged Premises.

In the event of any f the exceptions of subparagraphs (1) through (4) in paragraph (iv) above, the liability of the Undersigned shall only be to the extent of the misapplication or misappropriation of such proceeds, awards, security deposits, reserve accounts, rents, income and other harm caused by the foregoing items, along with all reasonable costs, charges and expenses incurred or expended by Obligee in connection with the enforcement of such action. Notwithstanding the foregoing, so long as Ernest W. Hahn, Inc., a California corporation ("Hahn"), or a "Trizec-Approved Control Party" (as such term is defined in the Deed of Trust) is a least a 50% general partner of the Undersigned and continues and to manage the Mortgaged Premises, the exceptions set forth in subparagraphs (1) through (4) of paragraph (iv) above shall not apply to (x) JMB Realty Corporation, a Delaware corporation ("Realty") or (y) a corporation, partnership, trust or other entity that has, among its officers, directors or shareholders, persons who are senior level officer, managing directors or majority shareholders of Realty.

      (b) In the event of either of the following two occurrences, the agreement not to pursue recourse liability shall become null and void and shall have no further force and effect:

           (i) A breach or violation of the Undersigned's agreement set forth in paragraph 1 (1) of the Deed of Trust not to, directly or indirectly, due to assignment of beneficial interest under a trust, partnership interest in a partnership, or otherwise, cause or permit any sale, transfer or conveyance of the Mortgaged Premises or create, suffer or permit any encumbrance or lien on the Mortgaged Premises other than the lien of the Deed of Trust and any other instrument or agreement by which this Note is secured, the leases of the Mortgaged Premises assigned to Obligee and such other transfers, liens, or encumbrances, if any, as are expressly permitted under the Deed or Trust or any other instrument or agreement by which this Note is secured (and other than a non-material breach or violation of such paragraphs such as the filing of a non-material mechanic's lien affecting the Mortgaged Premises, the granting of any utility or other easement or servitude burdening the Mortgaged Premises, or any other transfer or encumbrance not in the nature of transfer, reduction or impairment of any material economic interest in the Mortgaged Premises); or

           (ii) Any fraud or willful misrepresentation by the Undersigned regarding the Mortgaged Premises, or the making or delivery of this Note or any other Loan Document or in any written materials or information provided by the Undersigned in connection with the Loan.

      Notwithstanding the foregoing, so long as Hahn or a Trizec-Approved Control Party is at least a 59% general partner of the Undersigned and continues to mange the Mortgaged Premises, the exceptions set forth in paragraphs (b) (i) and (b) (ii) above shall not apply to (x) Realty or (y) a corporation, partnership, trust or other entity that has, among its officers, directors or shareholders, persons who are senior level officers, managing directors or majority shareholders of Realty.

      12.1. In the event that the Undersigned transfers the Mortgaged Premises in accordance with paragraph 1 (1) of the Deed of Trust, then the provisions of paragraph 12 this Note shall continue to apply to the Undersigned and the Other Holders; and the provisions of this paragraph
12.1 shall apply to a transferee and references in this paragraph 12.1 to the Undersigned shall refer to a transferee. Anything in this Note or any other Loan Document or any instrument or certificate executed in connection therewith to the contrary notwithstanding, the Undersigned shall have no personal liability directly or indirectly for the payment of any principal, interest or premium due under this Note or the performance of any other obligation under the Loan Documents, and Obligee shall not seek any deficiency judgment against the Undersigned or make any resort therefor to any property of the Undersigned other than the Mortgaged Premises and the rents, issues, proceeds and profits thereof.

           (a) Notwithstanding the foregoing, the provisions of this paragraph 12.1 shall not:

                 (i) limit or impair the Undersigned's liability regarding its obligations under the Environmental Indemnity and the environmental indemnity contained in subparagraph 1(p) of the Deed of Trust.

                 (ii) limit or impair the lien or enforcement of the Deed of Trust and any other Loan Document or the right of Obligee to collect all sums due hereunder or thereunder except as expressly limited by this paragraph;

                 (iii) cause the failure of the Undersigned to make all payments of principal, interest and premium or to perform any obligation under the Deed of Trust and any other Loan Document within the time periods provided herein or therein from being an Event of Default thereunder;

                 (iv) limit the Undersigned's personal liability, or impair the right of Obligee to bring suit against any Exculpated Party, for:

           (1) misapplication of any rents (including prepaid rents or other similar sums) or other income from the Mortgaged Premises during such time an Event of Default has occurred and is continuing;

           (2) any misappropriation of security deposits or reserve accounts (i.e., to the extent not applied in accordance with the applicable leases);

           (3) misappropriation of any insurance or condemnation proceeds; and/or

           (4) any misapplication, following the occurrence of an Event of Default, of any other sums paid in connection with the Mortgaged Premises.

In the event of any of the exceptions in paragraph (i) and subparagraphs
(1) through (4) of paragraph (iv) above, the recourse of Obligee shall be limited solely to the assets of the Undersigned (including, but not limited to, the Mortgaged Premises), but only to the extent of the misapplication or misappropriation of such proceeds, awards, security deposits, reserve accounts, rents, income, and other harm caused by the foregoing items, along with all reasonable costs, charges and expenses incurred or expending by Obligee in connection with the enforcement of such action.

      (b) In the event of either of the following two occurrences, the agreement not to pursue recourse liability shall become null and void and shall have no further force and effect:

                 (i) A breach or violation of the Undersigned's agreement not to, directly or indirectly, due to assignment of beneficial interest under a trust, partnership interest in a partnership, or otherwise, cause or permit any sale, transfer or conveyance of the Mortgaged Premises or create, suffer or permit any encumbrance or lien on the Mortgaged Premises other than the lien of the Deed of Trust and any other instrument or agreement by which this Note is secured, the leases of the Mortgaged Premises assigned to Obligee and such other transfers, liens, or encumbrances if any, as are expressly permitted under the Deed of Trust or any other instrument or agreement by which this Note is secured (and other than a non-material mechanic's lien affecting the Mortgaged Premises, the granting of any utility or other easement or servitude burdening the Mortgaged Premises, or any other transfer or encumbrance not in the nature of transfer, reduction or impairment of any material economic interest in the Mortgaged Premises); or

                 (ii) Any fraud or willful misrepresentation by the Undersigned regarding the Mortgaged Premises, or the making or delivery of this Note or any other Loan Document or in any written materials or information provided by the Undersigned in connection with the Loan.

      13. If more than one, all obligations and agreements of the Undersigned are joint and several. Subject to the limitations set forth in paragraph 12 above, the liability of all general partners of the Undersigned shall be joint and several.

      14. The remedies of Obligee, as provided herein, shall be cumulative and concurrent and may be pursued singly, successively or together, at the sole discretion of Obligee, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

      15. This Note shall be construed and enforced in accordance with the substantive law of the State of California; the Courts of California shall have exclusive jurisdiction over suits as to the indebtedness and the other documents described above; and the Undersigned hereby consents to the jurisdiction of the Courts of California.

      16. This Note may not be changed or terminated orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought. All of the rights, privileges and obligations hereunder shall inure to the benefit of the heirs, successors and assigns of the Obligee and shall bind the hears, successors and assigns of the Undersigned.

      17. If any provision of this Note shall, for any reason, be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Note shall be construed as if such invalid or unenforceable provision had never been contained herein.

      18. Nothing herein shall limit, restrict or prohibit Obligee's ability to sell, assign or transfer all or a portion of its interest in the Loan and the Loan Documents. A single servicer ("Servicer") shall be authorized to act on behalf of any lender or lenders ("Lender") holding an interest in the Loan, in accordance with the terms of any agreement between the Lender and Servicer, throughout the term of the Loan, provided no Event of Default exists under the Loan Documents. Principal Mutual Life Insurance Company is hereby designated as the Servicer as of the date hereof and will remain the Servicer until completion of the Project, as defined in the Construction Loan Agreement. Any notices, requests, approval, consents, deliveries, or other forms of communication between the Undersigned and Servicer shall be deemed adequate and sufficient as if given by or to Lender. In the event Principal Mutual Life Insurance Company ceases to service the Loan, a new Servicer will be appointed by Lender and the Undersigned will be provided with written notice as to who the new Servicer will be.

      IN WITNESS WHEREOF, the Undersigned has caused this Note to be executed and delivered on the date first hereinabove written.

                           OAKRIDGE ASSOCIATES, a California
                           general partnership

                           By: Ernest W. Hahn, Inc., a
                           California corporation, a partner

                           By:
                                 --------------------
                                 Name:Wendy M. Godoy
                                 Title:     Vice President Finance and
Treasurer

                           By Carlyle Real Estate Limited
                           Partnership-VII, an Illinois
                           limited partnership, a partner

                           By:   JMB Realty Corporation,
                                 a Delaware corporation
                                 Its Managing General Partner

                                 By:
                                      --------------------
                                      Name:
                                      Title:

      IN WITNESS WHEREOF, the Undersigned has caused this Note to be executed and delivered on the date first hereinabove written.

                           OAKRIDGE ASSOCIATES, a California
                           general partnership

                           By: Ernest W. Hahn, Inc., a
                           California corporation, a partner

                           By:
                                 --------------------
                                 Name:Wendy M. Godoy
                                 Title:     Vice President Finance and
Treasurer

                           By Carlyle Real Estate Limited
                           Partnership-VII, an Illinois
                           limited partnership, a partner

                           By:   JMB Realty Corporation,
                                 a Delaware corporation
                                 Its Managing General Partner

                                 By:
                                      --------------------
                                      Name:
                                      Title:

      IN WITNESS WHEREOF, the Undersigned has caused this Note to be executed and delivered on the date first hereinabove written.

                           OAKRIDGE ASSOCIATES, a California
                           general partnership

                           By: Ernest W. Hahn, Inc., a
                           California corporation, a partner

                           By:
                                 --------------------
                                 Name:Wendy M. Godoy
                           Title:Vice President Finance and Treasurer

                           By Carlyle Real Estate Limited
                           Partnership-VII, an Illinois
                           limited partnership, a partner

                           By:   JMB Realty Corporation,
                                 a Delaware corporation
                                 Its Managing General Partner

                                 By:
                                      --------------------
                                      Name: Julie A. Strocchia
                                      Title:     Vice-President